FIRST AMENDMENT TO THIRD AMENDED AND
                    RESTATED REVOLVING CREDIT AGREEMENT

                                  between

                      FAIRFIELD ACCEPTANCE CORPORATION

                                    and

                      THE FIRST NATIONAL BANK OF BOSTON,
                           INDIVIDUALLY AND AS AGENT


        THIS AMENDMENT (this "Amendment") dated as of December 9, 1994, is made by and among FAIRFIELD ACCEPTANCE CORPORATION, a Delaware corporation (the "Borrower" or "FAC"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("FNBB"), and THE FIRST NATIONAL BANK OF BOSTON, as agent for itself and the Lenders (the "Agent"), parties to a certain Third Amended and Restated Revolving Credit Agreement dated as of September 28, 1993, as amended by Consent, Waiver and Agreement, dated as of September 23, 1994
  (as so  amended, the "Credit Agreement").   This Amendment is  joined in by
  Fairfield   Communities,  Inc.,   a  Delaware   corporation  ("Fairfield"),
  Fairfield Myrtle Beach, Inc. ("Myrtle") and Suntree Development Company ("Suntree") (Fairfield, Myrtle and Suntree are hereinafter collectively referred to as the "Guarantors") by reason of the Unconditional Guaranty of Payment and Performance, dated as of September 28, 1993, from the
  Guarantors in  favor of the  Agent (the "FAC  Guaranty").   All capitalized
  terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

  WHEREAS, FAC has proposed to enter into an insurance agreement with FNBB and Capital Markets Assurance Corporation ("CapMAC") pursuant to which CapMAC will issue a surety bond (the "CapMAC Bond") in favor of FNBB guaranteeing the payment of certain Eligible Receivables;

  WHEREAS, in consideration of the issuance of the CapMAC Bond, FNBB has agreed to make certain accommodations to FAC during the Override Period;

  NOW,  THEREFORE, in  consideration  of the  premises,  FAC,   FNBB,  the
  Guarantors and the Agent hereby agree as follows:

       1.   AMENDMENTS TO CREDIT AGREEMENT.   FAC, FNBB and  the Agent hereby
             ------------------------------
  agree to amend the Credit Agreement as follows:

       1.1  The  definitions  of "Borrowing  Base"  and  "Operating Agreement"
  appearing in Section  1.1 of  the Credit  Agreement are  hereby amended  by deleting said definitions  in their entirety and  substituting therefor the

  following new definitions:

      "Borrowing Base.  At any time of determination,  an amount determined by
       --------------
          the Agent by reference to the most recent Borrowing Base Report delivered to the Lenders and the Agent pursuant to 8.4(f), which
          is equal  to  the following:    the sum  of  (i) 75%  of  Eligible
          Receivables, plus  (ii)  75%  of  the  Purchase  Money  Mortgages;
                       ----
          provided, however, that during the Override Period, the  Borrowing
          -----------------
          Base will be the CapMAC Borrowing Base."

      "Operating  Agreement.    The  Third  Amended  and  Restated   Operating
       --------------------
          Agreement dated as of December 9, 1994 between Borrower and Fairfield."

      1.2 The definition of "Borrowing Base Report" appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the definition in its entirety and substituting therefor the following new definition:

     "Borrowing Base Report.  A Borrowing Base Report signed by an Authorized
      ---------------------
     Officer  of the  Borrower  and in  substantially the  form of  Exhibit A
                                                                    ---------
     hereto,  provided,  however,  that  during  the  Override  Period,   the
              ------------------
     Borrowing Base Report will be  substantially in the form of  Exhibit A-1
                                                                  -----------
     hereto."

     1.3  The definition of "Contract Settlement Date" appearing in  Section
1.1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and substituting therefor the following:

        "Contract Settlement Date.   The 15th and the last  day of each calendar
         ------------------------
    month,  provided, however,  that during  the Override  Period the  Contract
            --------  -------
    Settlement Date shall occur on the 20th day of the month, or if such 20th day is not a Business Day, the next succeeding Business Day."

    1.4 Section 1.1 of the Credit Agreement is hereby further amended by inserting the following definitions in alphabetical order therein:

    "CapMAC.   Capital  Markets  Assurance  Corporation,  a New  York  stock
     ------
    insurance company."

     "CapMAC Bond.   Surety Bond No. SB 6755, dated  December 9, 1994, issued
      -----------
     by CapMAC in favor of FNBB, and guaranteeing the payment of the CapMAC Eligible Receivables."

     "CapMAC  Borrowing  Base.   At  any  time  of  determination, an  amount
      -----------------------
     determined by the Agent by reference to the most recent Borrowing Base Report delivered to the Lenders and the Agent pursuant to 8.4(f), which is equal to 82% of CapMAC Eligible Receivables."

     "CapMAC Eligible  Receivables.   Eligible  Receivables which  constitute
      ----------------------------
     Pool Contracts."

     "CapMAC  Insurance Agreement.    The Insurance  Agreement,  dated as  of
      ---------------------------
     December 9, 1994, among CapMAC, FNBB and the Borrower."

     "Defaulted Contracts.   Shall have the meaning  set forth in  the CapMAC
      -------------------
     Bond."

     "Interest Rate  Cap.  Shall  have the  meaning set forth  in the  CapMAC
      ------------------
     Insurance Agreement."

     "LIBOR  Business Day.   Any day on  which commercial banks  are open for
      -------------------
     international business (including dealings in Dollar deposits) in the London interbank market."

     "LIBOR  Rate.  For any day, a  fluctuating interest rate per annum equal
      -----------
     to the rate determined by the Agent at which Dollar deposits for 30-day borrowings are offered based on information presented on Telerate Page 3750 as of 11:00 a.m. London time on such day (or, if such day is not a LIBOR Business Day, on the next preceding LIBOR Business Day)."

     "Override Period.   The period commencing on December 9, 1994 and ending
      ---------------
     on the Override Termination Date."

     "Override  Termination Date.   The date upon which:  (i) the CapMAC Bond
      --------------------------
     shall have been terminated and CapMAC shall have recovered all of the payments, if any, which CapMAC has made under the CapMAC Bond, provided,
                                                                    --------
     however,  that such date shall not be  earlier than April 3, 1995 unless
     -------
     the CapMAC Bond shall have been terminated by reason of the closing of the securitization of the CapMAC Eligible Receivables; or (ii) CapMAC shall have failed to make a payment under the CapMAC Bond upon presentation of a Notice for Payment (as defined in the CapMAC Bond) in accordance with the term and provisions of the CapMAC Bond."

     "Pool  Contracts.   Shall  have  the meaning  set  forth  in the  CapMAC
      ---------------
     Insurance Agreement."

      1.5 Section 2.1 of the Credit Agreement is hereby amended by inserting the following language at the end of the first sentence thereof:

       "; and further,  provided, that during  the Override  Period
              -------   --------
       (x) any  portion  of  the  Total  Commitment  which  exceeds
       $23,971,011 shall be suspended, (y) each of the Lenders shall be relieved of all further obligations to make Revolving Credit Loans to the Borrower, and (z) no amount of the Revolving Credit Loans repaid may be reborrowed by the Borrower."


        1.6 Section 2.2 of the Credit Agreement is hereby amended by inserting the following language after the first sentence thereof:

         "; provided,  however, that during the  Override Period, the
            --------   -------
         Facility Fee shall be computed at the rate of one percent (1%) per annum of $23,971,011."

        1.7 Section 2.5 of the Credit Agreement is hereby amended by inserting the following language at the end of the first sentence thereof:

         "; provided,  however, that during the  Override Period, the
            --------   -------
         outstanding principal amount of the Revolving Credit Loans shall bear interest at a rate per annum equal to the LIBOR Rate plus one quarter of one percent (.25%)."

        1.8 Section 4.1 of the Credit Agreement is hereby amended by inserting the following subparagraph after subparagraph (f) therein:

         "(g) Notwithstanding anything contained herein to the contrary, during the Override Period, the Borrower shall have no right to request the issuance, extension or renewal of any Letters of Credit, and the Agent shall have no obligation to issue, extend or renew any Letters of Credit."

        1.9 Section 5.5 of the Credit Agreement is hereby amended by inserting the following language at the end of the first sentence prior to the definition of "Default Rate":

         "and (ii) during the Override Period, at a rate per annum equal to the Base Rate plus four percent (4%)".

         1.10 Section 8.18 of the Credit Agreement is hereby amended by inserting the following paragraph (d) at the end of said Section:

          "(d) During the Override Period, the Borrower shall cause all payments received by it under the Interest Rate Cap to be paid directly into a Depository Account. Notwithstanding the provisions of 8.18(a), during the Override Period, so long as no Default or Event of Default has occurred and is continuing, collected funds in the Depository Account (including any payments under the Interest Rate Cap) shall be transferred to the Agent and applied against the Revolving Credit Loans: (i) on the first Business Day of each month, if and to the extent required to pay interest then due and payable on the Revolving Credit Loans, and (ii) twice each month within three (3) Business Days following the Agent's receipt of the most recent Borrowing Base Report (each such date being an "Override Settlement Date"), if and to the extent that (x) the excess of the aggregate outstanding principal components of the CapMAC Eligible
          Receivables over the outstanding principal balance of the Revolving Credit Loans is less than $1,000,000, (y) the outstanding principal balance of the Revolving Credit Loans exceeds the CapMAC Borrowing Base, or (z) there are any unreimbursed draws under the CapMAC Bond of which CapMAC has notified the Agent in writing prior to the Override Settlement Date. So long as no Default or Event of Default has occurred and is continuing, on each Override Settlement Date, any collected funds remaining in a Depository Account after giving effect to any application against the Revolving Credit Loans described in the preceding sentence shall be made available to the Borrower for withdrawal on such Override Settlement Date. Funds withdrawn by the Borrower from any Depository Account shall be (i) used by the Borrower to fund its operations and otherwise pay expenses, or (ii) paid to Fairfield for application pursuant to 8.18 of the Fairfield Loan Agreement.

       1.11 Section 8.21(a)(2) of the Credit Agreement is hereby amended and restated as follows:

         "(2) the purchase price (94% of the outstanding principal balance) to be paid by Fairfield for Eligible Receivables in Repurchase Default,"

       1.12 Section 8.21 of the Credit Agreement is hereby further amended by adding a new section (f) as follows:

        "(f)   Notwithstanding  anything  contained  in  the  Credit
        Agreement,  the   Operating  Agreement,  or   the  Custodial
        Agreement to  the contrary, during the  Override Period, the
        Borrower   shall  not  purchase  Eligible  Receivables  from
        Fairfield, provided that Borrower may purchase on each Contract Settlement Date, Eligible Receivables in such aggregate principal amount as may be necessary to satisfy Borrower's obligations under the Receivables Securitization (the "FFC Receivables"), at a purchase price equal to 94% of the outstanding principal balance of such FFC Receivables. Agent and Lenders agree that during the Override Period, and with respect to the transfer of the FFC Receivables, the audit verification procedures set forth in the Custodial Agreement and 8.21(c) hereof shall be suspended."

        1.3. The Credit Agreement is hereby amended by adding Exhibit A-1
                                                               -----------
   attached hereto.

        2.   GUARANTORS CONSENT.   The Guarantors hereby  consent to  the
              ------------------
   amendments to the Credit Agreement set forth in this Amendment and confirm their obligations to the Agent and the Lenders under the FAC Guaranty and the FAC Guaranty shall extend to and include the obligations of the Borrower under the Credit Agreement as amended by this Amendment. Each of the Guarantors agrees that all of its obligations to the Agent and the Lenders evidenced by or otherwise arising under the FAC Guaranty are in full force and effect and are hereby ratified and confirmed in all respects.

         3.   FAC  CONSENT.   FAC  agrees  that  notwithstanding  anything
               ------------
   contained in the Credit Agreement prohibiting the sale of participations in the Revolving Credit Loans without first obtaining FAC's prior written consent, FNBB may grant participation interests in the Revolving Credit Loans to CapMAC in accordance with Section 3.01 of the CapMAC Insurance Agreement upon payments by CapMAC under the CapMAC Bond, and FNBB may furnish such documentation and information to CapMAC as may be required by the CapMAC Insurance Agreement.

         4.   CONDITIONS TO EFFECTIVENESS.   The  effectiveness of   this
               ---------------------------
   Amendment is subject to satisfaction of all of the following conditions:

         (a)   Opinion  of Counsel.   The Agent  and FNBB  shall have
               -------------------
               received a favorable legal opinion addressed to the Agent and FNBB, in form and substance satisfactory to the Agent and FNBB, from legal counsel to FAC and the Guarantors as to the enforceability of this Amendment and the CapMAC Insurance Agreement.

         (b)   Corporate  Action.  All corporate action necessary for
               -----------------
               the valid execution, delivery and performance by FAC and the Guarantors of this Amendment and the CapMAC Insurance Agreement shall have been duly and effectively taken and otherwise be duly authorized, and satisfactory evidence thereof shall have been provided to the Agent and FNBB.

         (c)   Borrowing Base Report.  The Agent shall have  received
               ---------------------
               a Borrowing Base  Report dated  as of a   date  within
               three (3) Business Days prior to the date hereof.

         (d)   Closing  of  CapMAC  Transaction.    FNBB  shall  have
               --------------------------------
               received evidence satisfactory to it that the insuring arrangement between FAC and CapMAC has closed and the CapMAC Insurance Agreement has been executed, and FNBB shall have received executed copies of the CapMAC Insurance Agreement and each of the documents related to such transaction, each such documents in form and substance reasonably satisfactory to FNBB.

         (e)   CapMAC Bond.   FNBB shall have  received the  original
               -----------
               executed CapMAC Bond in favor of FNBB guaranteeing the payment of the CapMAC Eligible Receivables, such CapMAC Bond to be in form and substance satisfactory to FNBB.

         (f)   Fee.  FNBB  shall have received a  one-time set-up fee
               ---
               from FAC in the amount of $50,000.

         (g)   Opinion of CapMAC Counsel.  FNBB shall have received a
               -------------------------
               favorable legal opinion addressed to the Agent and FNBB, in form and substance satisfactory to the Agent and FNBB, from legal counsel to CapMAC, as to the enforceability of the CapMAC Bond and the CapMAC Insurance Agreement.

       5.  REPRESENTATIONS AND WARRANTIES.  FAC  hereby represents  and
            ------------------------------
 warrants to FNBB and the Agent as follows:

         (a)   Representations     and    Warranties     in    Credit
               ------------------------------------------------------
               Agreement.  The representations and warranties  of FAC
               ---------
               contained in the Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, with the same effect as if made at and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

         (b)   Authority, No Conflicts, Etc.  The execution, delivery
               ----------------------------
               and performance by FAC of this Amendment and the consummation of the transactions contemplated hereby,
               (i) are within the corporate power of FAC and have been duly authorized by all necessary corporate action on the part of FAC, (ii) do not require any approval or consent of, or filing with, any governmental authority or other third party, and (iii) do not conflict with, constitute a breach or default under or result in the imposition of any lien or encumbrance pursuant to any agreement, instrument or other document to which FAC is a party or by which any of its properties are bound or affected.

         (c)   Enforceability of Obligations.  This Amendment and the
               -----------------------------
               Credit  Agreement as  amended  hereby constitute,  the
               legal,  valid   and   binding  obligations   of   FAC,
               enforceable against FAC in accordance with their respective terms, provided that (i) enforcement may be
                                 --------
               limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

        6.  OTHER AMENDMENTS.    Except  as  expressly  provided  in  this
             ----------------
 Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. FAC confirms and agrees that the Obligations of FAC to the Lenders and the Agent under the Credit Agreement, as amended hereby, and all of the other obligations of FAC under the other Loan Documents, are secured by and entitled to the benefits of the Security Documents.

         7.  EXECUTION IN COUNTERPARTS.  This Amendment may be executed  in
              -------------------------
 any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         8.  HEADINGS.  The captions in this Amendment  are for convenience
              --------
 of reference only and shall not define or limit the provisions hereof.

      IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.

                                            FAIRFIELD ACCEPTANCE
                                               CORPORATION


                                           By: /s/ Robert W. Howeth
                                              -----------------------------
                                           Name:   Robert W. Howeth
                                               ----------------------------
                                           Title:  President
                                                ---------------------------


                                            FAIRFIELD COMMUNITIES, INC.


                                            By: /s/ Robert W. Howeth
                                              -----------------------------
                                            Name:   Robert W. Howeth
                                                 --------------------------
                                            Title:  Senior Vice President
                                                  -------------------------


                                            FAIRFIELD MYRTLE BEACH, INC.


                                            By: /s/ Robert W. Howeth
                                               ----------------------------
                                            Name:   Robert W. Howeth
                                                 --------------------------
                                            Title:  Vice President
                                                  -------------------------


                                             SUNTREE DEVELOPMENT COMPANY


                                            By: /s/ Robert W. Howeth
                                               ---------------------------
                                            Name:   Robert W. Howeth
                                                 -------------------------
                                            Title:  President
                                                 -------------------------

                                            THE FIRST NATIONAL BANK
                                            OF BOSTON, Individually and as Agent


                                            By:/s/ Linda J. Carter
                                               ---------------------------
                                            Name:  Linda J. Carter
                                                 -------------------------
                                            Title: Vice President
                                                  ------------------------